Exhibit 10.19

[Date]

Incentive Stock Option Agreement

To the Optionee (the "Optionee") executing the reference and signature page(s) (the "Signature Page") to this Incentive Stock Option Agreement (this "Agreement").

Dear Optionee:

This Agreement sets forth the terms under which Forward Air Corporation, a Tennessee corporation (the "Company"), has awarded you an option to purchase shares of the $0.01 par value common stock of the Company (the "Common Stock").  This Agreement, along with the Company’s Amended and Restated Stock Option and Incentive Plan (the "Plan"), as amended, which is incorporated herein by reference, Plan Prospectus, Insider Trading Policy and such additional documents as are furnished by the Company with this Agreement, constitute the terms and conditions governing the grant of options hereunder.  Terms not otherwise defined herein shall have the meanings set forth in the Plan.

This will confirm the agreement between the Company and the Optionee as follows:

1.         Grant of Option.  Pursuant to the Plan, the Company grants to the Optionee the right and option (the "Option") to purchase all or any part of the number of shares of Common Stock set forth on the Signature Page (the "Shares").  The Option is intended to qualify as an incentive stock option within the meaning and subject to the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to the fullest extent permitted by Code section 422, and this Agreement shall be so construed.  The Company, however, does not warrant any particular tax consequences of the Option.

2.         Option Price.  The option price per Share shall be the "Option Price per Share" as set forth on the Signature Page (the "Option Price"), representing one hundred percent (100%) of the Fair Market Value of a share of Common Stock as determined pursuant to the Plan as of the Grant Date set forth on the Signature Page.

3.         Term of Option.  The term of the Option shall commence on the Grant Date and all rights to purchase Shares hereunder shall cease at 11:59 p.m. on the Expiration Date set forth on the Signature Page, subject to earlier termination as provided in the Plan and this Agreement.  Except as may otherwise be provided in the Plan or this Agreement, the Option granted hereunder may be cumulative and exercised as follows:

(a)  Subject to the terms and conditions of the Plan and this Agreement, the Option shall become vested and exercisable on the dates set forth on the Signature Page, provided that the Optionee remains continually employed by the Company throughout such period; provided further, that the Option shall expire on the Expiration Date and must be exercised, if at all, on or before the Expiration Date or its earlier termination.  If the Optionee dies while employed by the Company or a parent or subsidiary of the Company (or within the period of extended exercisability otherwise provided herein), or if the Optionee’s employment terminates by reason of Disability, the Option will become fully vested and exercisable (notwithstanding any terms of the Option providing for delayed exercisability) and may be exercised by the Optionee, by the legal representative of the Optionee’s estate, or by the legatee under the Optionee’s will at any time until the Expiration Date set forth on the Signature Page.  The Vesting Schedule for the Option is set forth on the Signature Page.

(b)  For the purpose of this Agreement, the Optionee shall be deemed to be an eligible employee of the Company for so long as the Optionee is employed by the Company or a parent or subsidiary of the Company.  Accordingly, the Option shall be fully exercisable in accordance with this Section 3, provided the Optionee continues to be an employee of the Company or a parent or subsidiary thereof throughout the term of the Option, to such extent that the Shares are vested.

(c)  Unless otherwise determined by the Committee at or after the date of grant, in the event that the employment of the Optionee terminates (other than by reason of death, Disability, Retirement, or for Cause), the Option, to such extent that it is vested, may be exercised for a period of 90 days from the date of such termination or until the Expiration Date set forth on the Signature Page, whichever period is shorter, and the Option to the extent that it is unvested shall terminate on the date that the Optionee’s employment terminates.  If the Optionee’s employment terminates by reason of Retirement, the Option may thereafter be exercised, to the extent it is vested at the time of such Retirement, at any time until the Expiration Date set forth on the Signature Page, and the Option to the extent that it is unvested shall terminate on the date that the Optionee’s employment terminates.  If the Optionee’s employment terminates for Cause, the Option, to the extent not theretofore exercised, shall terminate on the date of termination of employment regardless of its vested status.

(d)  The Option Price of the Shares as to which the Option shall be exercised shall be paid in full at the time of exercise (i) in cash or by certified check or by bank draft; (ii) if the Committee in its sole discretion permits, by the delivery of unrestricted shares of Common Stock which shall have an aggregate Fair Market Value determined in accordance with the Plan equal to the Option Price, including for this purpose shares otherwise issuable upon exercise of the Option; (iii) by cancellation of indebtedness of the Company to the Optionee; (iv) by waiver of compensation due or accrued to the Optionee for services rendered; (v) provided that a public market for the Common Stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise his Option and to sell a portion of the Shares so purchased to pay for the Option Price and whereby the NASD Dealer irrevocably commits to forward the Option Price directly to the Company in exchange for receipt of such Shares; (vi) provided that a public market for the Common Stock exists, through a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Option Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Option Price directly to the Company, or (vii) any combination of the preceding. Except as provided in Section 3 or Section 5 hereof, the Option may not be exercised at any time unless the Optionee shall have been continuously, from the Grant Date to the date of the exercise of the Option, an employee of the Company or a parent or subsidiary of the Company.  Additionally, notwithstanding anything in this Agreement to the contrary, the Option may be exercised at any given time only as to those Shares covered by the Option which have “vested” at such time, as set forth on the Vesting Schedule.  The holder of the Option shall not have any of the rights of a shareholder with respect to Shares covered by the Option until such time, if ever, as such Shares of Common Stock are actually issued and delivered to the Optionee.

4.         Nontransferability.  The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee.  In the event of the Optionee’s death, the Option may be exercised by the Optionee’s executor, personal representative, or the person(s) to whom the Option is transferred by will or the laws of descent and distribution.  More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided in Section 6 hereof), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process.  Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

5.         Termination of Option.  Except as otherwise provided in the Plan or this Agreement, this Option shall terminate on the date the Optionee ceases to be an employee of the Company or a parent or subsidiary of the Company (the "Termination Date").  The Optionee shall be considered to be an employee of the Company for all purposes under this Section 5 if the Compensation Committee determines that the Optionee is rendering substantial services as a part-time employee to the Company or any parent or subsidiary of the Company.

6.         Effect of Certain Changes.

(a)  In the event of the dissolution or liquidation of the Company, any corporate separation or division of the Company, including but not limited to, a split-up, split-off or spin-off, or other similar transactions, the Committee may, in its sole discretion, provide that either:

(i)
the Optionee shall have the right to exercise the Option (at its then Option Price) and receive such property, cash, securities, or any combination thereof upon such exercise as would have been received with respect to the number of shares of Common Stock for which the Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division; or

(ii)
the Option shall terminate as of a date to be fixed by the Committee and that written notice of the date so fixed shall be given to the Optionee, who shall have the right, within such period as may be specified by the Committee preceding such termination, to exercise all or part of the Option.

(b)  In the event of a proposed sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, the Option, to the extent then outstanding, shall be assumed or an equivalent award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the award or to substitute an equivalent award, as determined in the discretion of the Committee, in which case the Committee shall, in lieu of such assumption or substitution, provide for the realization of the Option in the manner set forth in Section 6(a)(i) or 6(a)(ii) above.

(c)  In the event of a “Change in Control” (as defined in the Plan), the Option, to the extent not previously vested and exercisable, shall become fully vested and exercisable as of the date of, and immediately before, such Change in Control.  From and after such Change in Control, the Committee shall, in the case of a merger, consolidation or sale or disposition of assets, promptly make an appropriate adjustment to the amount and kind of shares or other securities or property receivable upon exercise and the Option Price per Share, and the Committee may, but is not required to, permit cancellation of the Option in exchange for a cash payment in an amount equal to the “Spread” (as defined in the Plan).

7.         Adjustments.  If there is any change in the shares of Common Stock through the declaration of extraordinary cash dividends, stock dividends, recapitalization, stock splits, or combinations or exchanges of such shares, or other similar transactions, the number and class of Shares subject to the Option and the Option Price per Share (but not the total purchase price) shall be proportionately adjusted by the Committee to reflect such change in the issued shares of Common Stock; provided, that any fractional shares resulting from such adjustment shall be eliminated.  Adjustments under this Section 7 shall be made by the Compensation Committee whose determination with respect thereto shall be final and conclusive.

8.         Notice.  All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, by United States certified or registered mail, prepaid, to the parties or their assignees, if to the Company, addressed to Forward Air Corporation, Attention:  Legal Department, 430 Airport Road, Greeneville, Tennessee  37745, and if to the Optionee, at the address set forth on the Signature Page (or such other address as shall be given in writing by either party to the other).

9.         Method of Exercising Option.  Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company, at its principal office in the State of Tennessee, which is set forth in Section 8 hereof.  Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised and by payment in full of the Option Price pursuant to Section 3 above, and the Company shall deliver a certificate or certificates representing the Shares subject to such exercise as soon as practicable after the notice shall be received.  The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person so exercising the Option and shall be delivered as provided above to or upon the written order of the person exercising the Option.  In the event the Option shall be exercised by any person other than the Optionee in accordance with the terms hereof, such notice shall be accompanied by appropriate proof of right of such person to exercise the Option.  All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.  The holder of the Option shall not be entitled to the privileges of share ownership as to any shares of Common Stock not actually issued and delivered to the Optionee.

10.           No Agreement to Employ.  Nothing in this Agreement shall be construed to constitute or be evidence of any agreement or understanding, express or implied, on the part of the Company to employ or retain the Optionee for any specific period of time.

11.           Market Standoff Agreement.  The Optionee agrees in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, the Optionee will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for a period of time (not to exceed 120 days) from the effective date of such registration as the Company or the underwriters may specify.

12.           Stop-Transfer Notices.  The Optionee understands and agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

13.           Qualified Nature of the Option.  The Option is intended to qualify as an incentive stock option within the meaning of Code section 422 (“Incentive Stock Options”), to the fullest extent permitted by Code section 422.  Pursuant to Code section 422(d), the aggregate fair market value (determined as of the Grant Date) of shares of Common Stock with respect to which all Incentive Stock Options first become exercisable by the Optionee in any calendar year under the Plan or any other plan of the Company (and its parent and subsidiary corporations, within the meaning of Code section 424(e) and (f), as may exist from time to time) may not exceed $100,000 or such other amount as may be permitted from time to time under Code section 422.  To the extent that such aggregate fair market value exceeds $100,000 or other applicable amount in any calendar year, such stock options will be treated as nonstatutory stock options with respect to the amount of aggregate fair market value thereof that exceeds the Code section 422(d) limit.  For this purpose, the Incentive Stock Options will be taken into account in the order in which they were granted.  In such case, the Company may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of Incentive Stock Options and the shares of Common Stock that are to be treated as stock acquired pursuant to nonstatutory stock options by issuing separate certificates for such shares and identifying the certificates as such in the stock transfer records of the Company.

Code section 422 provides additional limitations, not set forth in this Agreement, respecting the treatment of the Option as an Incentive Stock Options.  The Optionee should consult with his or her personal tax advisors in this regard.

14.           Notice of Disqualifying Disposition.  If the Optionee makes a disposition (as that term is defined in  Code section 424(c)) of any Shares acquired pursuant to the Option within two years of the Grant Date or within one year after the Shares are transferred to the Optionee, the Optionee must notify the Committee of such disposition in writing within 30 days of the disposition.  The Committee may, in its discretion, take reasonable steps to ensure notification of such dispositions, including but not limited to requiring that Shares acquired under the Option be held in an account with a Company-designated broker dealer until they are sold.

15.           Electronic Delivery of Documents.  The Company may electronically deliver, via e-mail or posting on the Company’s website, this Agreement, information with respect to the Plan or the Option, any amendments to the Agreement, and any reports of the Company provided generally to the Company’s stockholders.  The Optionee may receive from the Company, at no cost to the Optionee, a paper copy of any electronically delivered documents.  Requests should be made to the Secretary of the Company at 430 Airport Road, Greeneville, Tennessee 37745 (Telephone: (423) 636-7000).

16.           General.  The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.  To the extent that this Agreement differs from the terms of the Plan, the terms of the Plan shall control.

If the foregoing correctly sets forth your understanding of the terms and conditions governing the subject matter of this Agreement, please sign the enclosed Signature Page to this Agreement in the place indicated and return it to the corporate office.

Very truly yours,

FORWARD AIR CORPORATION

By:  ________________________
Bruce A. Campbell
Chief Executive Officer
and President